UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-53058	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 N. Torrey Pines Road, Suite 125, La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 20, 2015, the board of directors of Kura Oncology, Inc. (the “Company”) adopted a Code of Business Conduct and Ethics, contingent upon and effective as of the closing of the Company’s proposed public offering, that applies to all of the Company’s directors, officers and employees. A copy of the Code of Business Conduct and Ethics is attached as Exhibit 14.1 to this report and incorporated herein by reference.

Item 8.01	Other Events.

The Company is filing certain information for the purpose of updating various aspects of the descriptions of the Company’s business and risk factors contained in the Company’s other filings with the Securities and Exchange Commission (“SEC”). A copy of this additional disclosure is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics.

99.1	Company disclosure.

Forward-Looking Statements

Certain statements contained in this report, other than statements of fact that are independently verifiable at the date hereof, may constitute forward-looking information and forward-looking statements (collectively “forward-looking statements” within the meaning of applicable securities laws). Such statements, based as they are on the current expectations of management of the Company and upon what management believes to be reasonable assumptions based on information currently available to it, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond the Company’s control. Such statements can usually be identified by the use of words such as “may”, “would”, “believe”, “intend”, “plan”, “anticipate”, “estimate” and other similar terminology, or state that certain actions, events or results “may” or “would” be taken, occur or be achieved. Forward-looking statements in this report include, but are not limited to, statements about:

•	the initiation, cost, timing, progress and results of our research and development activities, clinical trials and preclinical studies;

•	the early stage of products under development;

•	the timing of and our ability to obtain and maintain regulatory approval of our existing product candidates, any product candidates that we may develop, and any related restrictions, limitations, and/or warnings in the label of any approved product candidates;

•	our plans to research, develop and commercialize our future product candidates;

•	our ability to attract collaborators with development, regulatory and commercialization expertise;

•	our ability to obtain and maintain intellectual property protection for our product candidates;

•	our ability to successfully commercialize our product candidates;

•	the size and growth of the markets for our product candidates and our ability to serve those markets;

•	the rate and degree of market acceptance of any future products;

•	the success of competing drugs that are or become available;

•	government regulation;

•	regulatory developments in the United States and other countries;

•	the performance of our third-party suppliers and manufacturers and our ability to obtain alternative sources of raw materials;

•	our ability to obtain additional financing;

•	our expectations regarding the period during which we qualify as an emerging growth company under the Jumpstart Our Business Startups Act;

•	the accuracy of our estimates regarding expenses, future revenues, capital requirements and the need for additional financing; and

•	our ability to attract and retain key management, scientific or clinical personnel.

Whether actual results and developments will conform with our expectations and predictions is subject to a number of risks, assumptions and uncertainties, many of which are beyond our control, and the effects of which can be difficult to predict. These risks include those inherent in drug development, whether the Company will be able to obtain financing when needed or on favorable terms, and other risks described in the Company’s filings with the SEC. In evaluating any forward-looking statements in this report, the Company cautions readers not to place undue reliance on any forward-looking statements. Unless otherwise required by applicable securities laws, the Company does not intend, nor does it undertake any obligation, to update or revise any forward-looking statements contained in this report to reflect subsequent information, events, results or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2015	KURA ONCOLOGY, INC.

	By:	/s/ Annette North
Annette North
Senior Vice President and General Counsel